UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):   March 14, 2007




                            JUPITERMEDIA CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        000-26393                      06-1542480
   --------                        ---------                      ----------
(State or other                (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


       23 Old Kings Highway South, Darien, CT                       06820
       --------------------------------------                       -----
      (Address of principal executive offices)                   (Zip Code)



     Registrant's telephone number, including area code:      (203) 662-2800
                                                              --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.01    Regulation FD Disclosure

     On March 14, 2007, Jupitermedia Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          JUPITERMEDIA CORPORATION


                                          By: /s/ Christopher S. Cardell
                                              ----------------------------------
                                          Name:   Christopher S. Cardell
                                          Title:  Director, President, and COO


Date:  March 16, 2007

                                  EXHIBIT INDEX


Exhibit:
-------

99.1      Press release, dated March 14, 2007, of Jupitermedia Corporation.